UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2005

                          GS Mortgage Securities Corp.
 (as depositor for the GSAA Home Equity Trust 2005-2 to be formed pursuant to a
  Pooling and Servicing Agreement, to be entered into relating to the GSAA Home
         Equity Trust 2005-2, Asset-Backed Certificates, Series 2005-2)
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-120274                13-3387389
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

85 Broad Street, New York, New York                                     10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

            On December 1, 2004, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of GSAA Home Equity Trust 2005-2, Asset-Backed Certificates, Series 2005-2 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

99.1 Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2005-2, Asset-Backed Certificates, Series 2005-2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GS MORTGAGE SECURITIES CORP.

         January 11, 2004

                                        By:    /s/ Howard Altarescu
                                            ------------------------------------
                                            Name:  Howard Altarescu
                                            Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   99.1                 Collateral Term Sheets prepared by              E
                        Goldman, Sachs & Co. in connection
                        with certain classes of GSAA Home
                        Equity Trust 2005-2, Asset-Backed
                        Certificates, Series 2005-2.